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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                Cotelligent, Inc.
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             (Exact name of registrant as specified in its charter)


                                  July 2, 2003
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                Date of Report (Date of earliest event reported)


            Delaware                0-27412                 94-3173918
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(State or other jurisdiction of   (Commission    (I.R.S. Employer Identification
         incorporation            File Number)                 No.)

           100 Theory, Suite 200
             Irvine, California                              92612
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  (Address of principal executive offices)                 (Zip Code)


                                 (949) 823-1600
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              (Registrant's telephone number, including area code)


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Item 5. Other Events.

         Cotelligent, Inc. (the "Company") plans to ask its Board of Directors (the "Board") at its next meeting, currently scheduled to follow the Annual Meeting of Stockholders of the Company on July 10, 2003, to establish a nominating committee consisting solely of independent directors. While the Board's nominee for the upcoming Annual Meeting was nominated by the Company's independent directors, the Company has decided to establish a nominating committee consisting solely of independent directors to ensure that going forward the Company and its stockholders will benefit from the leadership of directors who are nominated through an independent process.


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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           COTELLIGENT, INC.


                           By:      /s/ Curtis J. Parker
                                    Curtis J. Parker
                                    Executive Vice President, Chief Financial
                                    Officer, Treasurer & Assistant Secretary

Dated: July 2, 2003